CHINA WASTEWATER, INC.

(fka ALPHA WASTEWATER, INC.)

(A Development Stage Company)

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS

AND

FINANCIAL STATEMENTS

December 31, 2009 and 2008

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

(A Development Stage Company)

Table of Contents

Page

Audit Report of Independent Accountants

1

Balance Sheets – December 31, 2009 and 2008

2

Statements of Operations for the years ended December 31, 2009 and 2008 and from inception on January 1, 2007 through December 31, 2009

3

Statements of Stockholder’s Equity (Deficit) for the years ended December 31, 2009 and 2008 and from inception on January 1, 2007 through December 31, 2009

4

Statements of Cash Flows for the years ended December 31, 2009 and 2008 and from inception on January 1, 2007 through December 31, 2009

5

Notes to Financial Statements

6

_______________________________________

SADLER, GIBB & ASSOCIATES, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

(A Development Stage Company)

We have audited the accompanying balance sheets of China Wastewater, Inc. (fka Alpha Wastewater, Inc.) as of December 31, 2009 and 2008, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended and for the period from inception on January 1, 2007 through December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of China Wastewater, Inc. (fka Alpha Wastewater, Inc.) as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended and for the period from inception on January 1, 2007 through December 31, 2009, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had accumulated losses of $494,146 and $257,672 as of December 31, 2009 and 2008, respectively which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates

Salt Lake City, UT

October 27, 2010

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

(A Development Stage Company)

Balance Sheets

The accompanying notes are an integral part of these financial statements.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Operations

The accompanying notes are an integral part of these financial statements.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Stockholders’ Equity (Deficit)

The accompanying notes are an integral part of these financial statements.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Cash Flows

The accompanying notes are an integral part of these financial statements.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Cash Flows

NOTE 1. GENERAL ORGANIZATION AND BUSINESS

China Wastewater, Inc. (fka Alpha Wastewater, Inc.) (the Company) was originally incorporated under the laws of the state of Nevada on October 7, 2009. The name of the Company was changed and amended articles of incorporation were filed with the Secretary of State on December 2, 2010. Prior to the date of incorporation, the Company functioned as a division of Asiamera, Inc., a Nevada Corporation, since January 1, 2007.  The Company owns an exclusive license to manufacture, assemble, advertise, promote, sell, and distribute a patented wastewater (sewage) purification system in the People’s Republic of China. Asiamera, Inc. formed the Company for the purpose of holding the license agreement and pursuing the associated business plan. Asiamera has been funding the development stage operations of the Company since January 1, 2007 and has continued to provide funding in the form of a related party payable through December 31, 2009. On December 31, 2009 the Company was spun off by Asiamera who remains a majority shareholder of the Company.  As such, the Company’s financial statements reflect the historical operations of the Company since its formation as a division of Asiamera through the balance sheet date.  The financial statements of the Company include all cost of doing business, including those costs incurred by Asiamera on its behalf.  As the Company does not generate any revenue and has no liquidity or capital resources, Asiamera and other third parties will continue to provide financing to cover the administrative costs of the Company for the foreseeable future.  No formal agreements exist between the Company and Asiamera as of December 31, 2009.

NOTE  2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined.

Foreign Currency Translation

Assets and liabilities of the Company's operations are translated from its functional currency of the Canadian dollar into its reporting currency of the U.S. dollar at period-end exchange rates. Net exchange gains or losses resulting from such translation are excluded from net loss but are included in comprehensive income (loss) and accumulated in a separate component of stockholders' equity. Income and expenses are translated at the average exchange rate for the period.  Equity transactions are translated at historical rates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less. The Company had $-0- and $-0- of cash and cash equivalents outstanding as of December 31, 2009 and 2008.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Cash Flows

Fair Value of Financial Instruments

ASC 825 requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation” (ASC 718). ASC 718 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. ASC 718 requires compensation expense to be recorded using the new fair value method.  The Company has opted for the disclosure provisions of ASC 718.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for certain deferred tax assets when it is more likely than not that such tax assets will not be realized through future operations.

Basic and Diluted Earnings (Loss) Per Share

Basic earnings (loss) per common share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period of computation. Diluted earnings (loss) per share gives effect to all potential dilutive common shares outstanding during the period of compensation. The computation of diluted earnings (loss) per share does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of December 31, 2009 and 2008, the Company had no potentially dilutive securities that would affect the loss per share if they were to be dilutive.

Comprehensive Income (Loss)

Total comprehensive income (loss) represents the net change in stockholders' equity during a period from sources other than transactions with stockholders and as such, includes net earnings (loss). For the Company, the components of other comprehensive income (loss) are the changes in the cumulative foreign currency translation adjustments and are recorded as components of stockholders' equity.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company has no receivables.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Cash Flows

Recently issued accounting pronouncements

During the year ended December 31, 2009, the Company adopted the following accounting pronouncements:

In May 2009, the FASB issued FAS 165, “Subsequent Events”.  This pronouncement establishes standards for accounting for and disclosing subsequent events (events which occur after the balance sheet date but before financial statements are issued or are available to be issued). FAS 165 requires and entity to disclose the date subsequent events were evaluated and whether that evaluation took place on the date financial statements were issued or were available to be issued. It is effective for interim and annual periods ending after June 15, 2009. The adoption of FAS 165 did not have a material impact on the Company’s financial condition or results of operation.

In June 2009, the FASB issued FAS 166, “Accounting for Transfers of Financial Assets” an amendment of FAS 140. FAS 140 is intended to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets: the effects of a transfer on its financial position, financial performance , and cash flows: and a transferor’s continuing involvement, if any, in transferred financial assets. This statement must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15,  2009. The Company does not expect the adoption of FAS 166 to have an impact on the Company’s results of operations, financial condition or cash flows.

In June 2009, the FASB issued FAS 167, “Amendments to FASB Interpretation No. 46(R) ”. FAS 167 is intended to (1) address the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, as a result of the elimination of the qualifying special-purpose entity concept in FAS 166, and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provided timely and useful information about an enterprise’s involvement in a variable interest entity. This statement must be applied as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009. The Company does not expect the adoption of FAS 167 to have an impact on the Company’s results of operations, financial condition or cash flows.

In June 2009, the FASB issued FAS 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”. FAS 168 will become the source of authoritative U.S. generally accepted accounting principles (GAAP) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of this Statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. This statement is effective for financial statements issued for interim and annual periods ending after September 15, 2009.The Company does not expect the adoption of FAS 168 to have an impact on the Company’s results of operations, financial condition or cash flows.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Cash Flows

NOTE 3. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has accumulated losses of $494,146 and $257,672 as of December 31, 2009 and 2008 respectively. The Company has earned no revenues since inception. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4. DUE TO RELATED PARTIES

A related party has been paying all the expenses of the Company since 2007. As of December 31, 2008 the Company had recorded $223,568 as due to the related party. During 2009, the Company issued common stock in the amount of $518,356 for the extinguishment of the total liability owed to the related party.  As the Company had no readily determinable value at the time of issuance, the shares were valued at par ($0.001) and the remaining value of the debt was recorded to additional paid-in capital.

NOTE 5. STOCKHOLDERS’ EQUITY

Authorized

The Company is authorized to issue 75,000,000 shares of $0.001 par value common stock. All common stock shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

Issued and Outstanding

On October 7, 2009, date of incorporation, the Company issued 75,000 shares of its common stock to a related party in extinguishment of a related party payable.

On December 31, 2009, the Company issued 39,925,000 shares of its common stock to a related party in extinguishment of a related party payable.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Cash Flows

NOTE 7 – FOREIGN CURRENCY TRANSLATION

During the years ended December 31, 2009 and 2008, the Company has transacted the majority of its business activities in Canada, and the transactions have been primarily consummated in the Canadian dollar. Due to the fact that the Company’s functional currency is the Canadian dollar and its reporting currency is the U.S. dollar, the Company must recognize the effects of variations in foreign currency exchange rates as other comprehensive income and losses, pursuant to ASC 830. To calculate this other comprehensive income and loss, the Company utilizes the “current method,” whereby assets and liabilities of the Company are translated from Canadian dollars into U.S. dollars at the exchange rate at the balance sheet date. All equity items, other than retained earnings, are specifically identified where possible and exchange rates on transaction dates are implemented. Profit and loss accounts are translated using an average rate for the period. During the years ended December 31, 2009 and 2008, the Company recognized other comprehensive income (loss) of ($58,314) and $36,738, respectively, resulting in total accumulated other comprehensive income of ($24,210) and $34,104 as of December 31, 2009 and 2008, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

Leasing Arrangements

The Company leases office space in British Columbia under an operating lease. The lease provides for a lease payment of $2,383 per month beginning September 1, 2009 expiring August 2011. All lease payments have been made on behalf of the Company by a related party. Future minimum lease payments under the terms of the operating leases are as follows:

2010

CN$28,596

2011

CN$19,064

Thereafter

               -

Total

CN$47,660

Licensing Agreement

Pursuant to the terms of the exclusive license agreement for China and other southeast Asian countries, the Company is obligated to pay a $50,000 fee in the event the Company does not start a plant in China or a related country on or before December 30, 2010. In the event the Company starts a plant or purchases the issuer of the exclusive licensing agreement in accordance with the licensing agreement prior to December 30, 2010 no fee is due.

China Wastewater, Inc.

(fka Alpha Wastewater, Inc.)

 (A Development Stage Company)

Statements of Cash Flows

NOTE 9. SUBSEQUENT EVENTS

On August 23, 2010, the Company entered into a definitive agreement and plan of reorganization with Silicon South, Inc. whereby the parties have agreed to exchange 40,000,000 shares of restricted common stock of the Company for 40,000,000 shares of restricted common stock of Silicon South, Inc., thereby making China Wastewater, Inc. (fka Alpha Wastewater, Inc.) a wholly owned subsidiary of Silicon South, Inc.

Closing of the agreement is conditioned upon satisfactory due diligence by both parties. It is anticipated this agreement will closed during fiscal year 2010; however, no guarantee has been made by either party as to consummation of the agreement.

In accordance with ASC 855-10, Company management has all material events through the date of this report and there are no additional subsequent events to report.